UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report: April 22, 2014

(Date of earliest event reported)

PEOPLES FINANCIAL SERVICES CORP.

(Exact name of registrant as specified in its charter)

001-36388

(Commission File Number)

PA	23-2391852
(State or other jurisdiction of incorporation)	(IRS Employer of Identification No.)

150 North Washington Avenue, Scranton, Pennsylvania	18503-1848
(Address of principal executive offices)	(Zip Code)

(570) 346-7741

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 22, 2014, Peoples Security Bank and Trust Company (the “Bank”), the banking subsidiary of Peoples Financial Services Corp. (the “Company”) amended and restated the Deferred Compensation Plan #2 (the “Best Plan”) which provides certain benefits to Craig W. Best, the Company’s Chief Executive Officer. The amendment and restatement of the Best Plan clarifies that the Bank (as successor by merger to Penn Security Bank and Trust Company) and its Board of Directors are the applicable employer and administrator, respectively, under the Best Plan. The amendment and restatement provides that no elective deferral contributions will be made to the Best Plan and reflects certain other immaterial revisions. The Best Plan is an unfunded, nonqualified deferred compensation plan pursuant to which the Bank has made and will make contributions to Mr. Best’s account. The Bank made an initial contribution of $61,375 to the Best Plan on or around January 1, 2011, followed by contributions of $60,000 each August 1 beginning in 2011, with a final contribution due August 1, 2014, subject to Mr. Best’s continued employment. Notional interest is credited to Mr. Best’s deferred account which will be distributed in monthly installments over 10 years commencing upon his separation from service, or paid in a lump sum upon his death or a change in control of the Company.

Also on April 22, 2014, the Company and the Bank entered into a Supplemental Executive Retirement Plan Agreement (the “SERP”) with Joseph M. Ferretti, the Bank’s Senior Vice President and Co-Chief Lending Officer-North, as contemplated by the Company’s employment agreement with Mr. Ferretti. The SERP is an unfunded non-qualified deferred compensation plan that provides Mr. Ferretti with an annual retirement benefit of $40,000, payable over 10 years, if he remains employed by the Bank through age 65. The SERP also provides for a lesser retirement benefit that accrues over time based on the number of years Mr. Ferretti remains employed by the Bank which will become payable if, prior to his attaining age 65, Mr. Ferretti’s employment is terminated by the Bank without cause or due to his death or disability.

The foregoing descriptions of the Best Plan and the SERP are each qualified in their entirety by reference to the Best Plan and the SERP, respectively, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

10.1	Amended and Restated Deferred Compensation Plan #2, dated April 22, 2014, by and between Peoples Security Bank and Trust Company and Craig W. Best.

10.2	Supplemental Executive Retirement Plan Agreement, dated April 22, 2014, by and among Peoples Security Bank and Trust Company, Peoples Financial Services Corp. and Joseph M. Ferretti,

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEOPLES FINANCIAL SERVICES CORP.

By:	/s/ Scott A. Seasock
Scott A. Seasock
Executive Vice President and Chief Financial Officer
(Principal Financial Officer and Principal Accounting Officer)

Date: April 28, 2014

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amended and Restated Deferred Compensation Plan #2, dated April 22, 2014, by and between Peoples Security Bank and Trust Company and Craig W. Best.

10.2	Supplemental Executive Retirement Plan Agreement, dated April 22, 2014, by and among Peoples Security Bank and Trust Company, Peoples Financial Services Corp. and Joseph M. Ferretti.